Exhibit 99.1
LIFEPOINT HOSPITALS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Dollars in millions, except per share amounts

									Nine Months
	Three Months Ended				Year Ended	Three Months Ended			Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	September 30,
	2007	2007	2007	2007	2007	2008	2008	2008	2008
Revenues	$645.8	$638.2	$641.0	$643.4	$2,568.4	$685.1	$665.7	$675.1	$2,025.9

Salaries and benefits	249.8	249.9	252.8	253.6	1,006.1	268.0	263.9	265.6	797.5
Supplies	89.7	87.3	86.4	88.8	352.2	93.3	93.0	93.0	279.3
Other operating expenses	111.0	118.8	116.3	117.9	464.0	121.0	122.9	128.3	372.2
Provision for doubtful accounts	71.5	79.5	76.9	79.1	307.0	80.9	74.9	78.9	234.7
Depreciation and amortization	31.8	33.8	31.6	32.2	129.4	32.1	33.5	32.2	97.8
Interest expense, net	26.2	25.0	21.5	21.8	94.5	22.1	22.0	22.1	66.2
Impairment of long-lived assets	—	—	—	—	—	—	0.3	0.9	1.2

	580.0	594.3	585.5	593.4	2,353.2	617.4	610.5	621.0	1,848.9

Income from continuing operations before minority interests and income taxes	65.8	43.9	55.5	50.0	215.2	67.7	55.2	54.1	177.0
Minority interests in earnings of consolidated entities	0.3	0.5	0.7	0.2	1.7	0.5	0.6	0.5	1.6

Income from continuing operations before income taxes	65.5	43.4	54.8	49.8	213.5	67.2	54.6	53.6	175.4
Provision for income taxes	26.6	18.4	22.7	18.1	85.8	25.9	22.4	22.1	70.4

Income from continuing operations	38.9	25.0	32.1	31.7	127.7	41.3	32.2	31.5	105.0

Discontinued operations, net of income taxes:
Loss from discontinued operations	(1.1)	(3.0)	(3.8)	(0.7)	(8.6)	(1.8)	(1.4)	(3.3)	(6.5)
Impairment (charge) adjustment	(7.9)	(8.5)	0.3	(0.4)	(16.5)	2.3	—	(16.8)	(14.5)
Loss on sale of hospitals	(0.1)	(0.1)	(0.4)	—	(0.6)	—	(0.3)	—	(0.3)

(Loss) income from discontinued operations	(9.1)	(11.6)	(3.9)	(1.1)	(25.7)	0.5	(1.7)	(20.1)	(21.3)

Net income	$29.8	$13.4	$28.2	$30.6	$102.0	$41.8	$30.5	$11.4	$83.7

Basic earnings (loss) per share:
Continuing operations	$0.70	$0.44	$0.57	$0.56	$2.27	$0.76	$0.62	$0.61	$1.99
Discontinued operations	(0.17)	(0.20)	(0.07)	(0.02)	(0.45)	0.01	(0.04)	(0.39)	(0.40)

Net income	$0.53	$0.24	$0.50	$0.54	$1.82	$0.77	$0.58	$0.22	$1.59

Diluted earnings (loss) per share:
Continuing operations	$0.69	$0.43	$0.56	$0.55	$2.23	$0.75	$0.60	$0.60	$1.96
Discontinued operations	(0.16)	(0.20)	(0.07)	(0.02)	(0.44)	0.01	(0.03)	(0.38)	(0.40)

Net income	$0.53	$0.23	$0.49	$0.53	$1.79	$0.76	$0.57	$0.22	$1.56

Basic weighted average number of shares	55.8	56.1	56.4	56.3	56.2	54.1	52.2	51.7	52.7

Diluted weighted average number of shares and equivalents	56.8	57.2	57.3	57.3	57.2	55.2	53.2	52.8	53.7

LIFEPOINT HOSPITALS, INC.
UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION
Dollars in millions, except per share amounts

									Nine Months
	Three Months Ended				Year Ended	Three Months Ended			Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	September 30,
	2007	2007	2007	2007	2007	2008	2008	2008	2008
Income from continuing operations	$38.9	$25.0	$32.1	$31.7	$127.7	$41.3	$32.2	$31.5	$105.0
(Loss) income from discontinued operations	(9.1)	(11.6)	(3.9)	(1.1)	(25.7)	0.5	(1.7)	(20.1)	(21.3)

	$29.8	$13.4	$28.2	$30.6	$102.0	$41.8	$30.5	$11.4	$83.7

Basic weighted average number of shares	55.8	56.1	56.4	56.3	56.2	54.1	52.2	51.7	52.7
Other share equivalents	1.0	1.1	0.9	1.0	1.0	1.1	1.0	1.1	1.0

Diluted weighted average number of shares and equivalents	56.8	57.2	57.3	57.3	57.2	55.2	53.2	52.8	53.7

Basic earnings (loss) per share:
Continuing operations	$0.70	$0.44	$0.57	$0.56	$2.27	$0.76	$0.62	$0.61	$1.99
Discontinued operations:
Loss from discontinued operations	(0.03)	(0.05)	(0.07)	(0.01)	(0.15)	(0.03)	(0.03)	(0.06)	(0.12)
Impairment (charge) adjustment	(0.14)	(0.15)	—	(0.01)	(0.29)	0.04	—	(0.33)	(0.27)
Net loss on sale of hospitals	—	—	—	—	(0.01)	—	(0.01)	—	(0.01)

(Loss) income from discontinued operations	(0.17)	(0.20)	(0.07)	(0.02)	(0.45)	0.01	(0.04)	(0.39)	(0.40)

Net income	$0.53	$0.24	$0.50	$0.54	$1.82	$0.77	$0.58	$0.22	$1.59

Diluted earnings (loss) per share:
Continuing operations	$0.69	$0.43	$0.56	$0.55	$2.23	$0.75	$0.60	$0.60	$1.96
Discontinued operations:
Loss from discontinued operations	(0.02)	(0.05)	(0.07)	(0.01)	(0.14)	(0.03)	(0.02)	(0.06)	(0.12)
Impairment (charge) adjustment	(0.14)	(0.15)	—	(0.01)	(0.29)	0.04	—	(0.32)	(0.27)
Net loss on sale of hospitals	—	—	—	—	(0.01)	—	(0.01)	—	(0.01)

(Loss) income from discontinued operations	(0.16)	(0.20)	(0.07)	(0.02)	(0.44)	0.01	(0.03)	(0.38)	(0.40)

Net income	$0.53	$0.23	$0.49	$0.53	$1.79	$0.76	$0.57	$0.22	$1.56

LIFEPOINT HOSPITALS, INC.
UNAUDITED STATISTICS

									Nine Months
	Three Months Ended				Year Ended	Three Months Ended			Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	September 30,
	2007	2007	2007	2007	2007	2008	2008	2008	2008
Admissions	50,895	47,009	47,118	46,756	191,778	51,114	45,945	45,980	143,039
Equivalent admissions (1)	97,108	94,001	94,874	92,011	377,994	97,270	93,063	93,885	284,218
Revenues per equivalent admission	$6,651	$6,789	$6,756	$6,992	$6,795	$7,043	$7,154	$7,191	$7,128
Outpatient factor (1)	1.90	2.00	2.01	1.97	1.97	1.90	2.02	2.04	1.99
Emergency room visits	216,513	215,992	221,327	215,128	868,960	228,060	215,791	219,852	663,703
Inpatient surgeries	14,664	14,133	13,953	13,982	56,732	13,907	13,559	13,997	41,463
Outpatient surgeries	36,279	36,874	35,760	35,525	144,438	35,270	36,786	36,926	108,982
Average length of stay (days)	4.3	4.2	4.2	4.3	4.3	4.4	4.3	4.2	4.3
Medicare case mix index	1.25	1.23	1.24	1.28	1.25	1.27	1.27	1.26	1.27
(1)   Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation “equates” outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

LIFEPOINT HOSPITALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
Dollars in millions, except per share amounts
Adjusted EBITDA is defined as earnings before depreciation and amortization, interest expense, net, impairment of long-lived assets, minority interests in earnings of consolidated entities, provision for income taxes and loss (income) from discontinued operations. LifePoint’s management and Board of Directors use adjusted EBITDA to evaluate the Company’s operating performance and as a measure of performance for incentive compensation purposes. LifePoint’s credit facilities use adjusted EBITDA for certain financial covenants. The Company believes adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

									Nine Months
	Three Months Ended				Year Ended	Three Months Ended			Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	September 30,
	2007	2007	2007	2007	2007	2008	2008	2008	2008
Revenues	$645.8	$638.2	$641.0	$643.4	$2,568.4	$685.1	$665.7	$675.1	$2,025.9

Salaries and benefits	249.8	249.9	252.8	253.6	1,006.1	268.0	263.9	265.6	797.5
Supplies	89.7	87.3	86.4	88.8	352.2	93.3	93.0	93.0	279.3
Other operating expenses	111.0	118.8	116.3	117.9	464.0	121.0	122.9	128.3	372.2
Provision for doubtful accounts	71.5	79.5	76.9	79.1	307.0	80.9	74.9	78.9	234.7

	522.0	535.5	532.4	539.4	2,129.3	563.2	554.7	565.8	1,683.7

Adjusted EBITDA	$123.8	$102.7	$108.6	$104.0	$439.1	$121.9	$111.0	$109.3	$342.2

The following table reconciles adjusted EBITDA as presented above to net income as reflected in the unaudited condensed consolidated statements of operations:

									Nine Months
	Three Months Ended				Year Ended	Three Months Ended			Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	September 30,
	2007	2007	2007	2007	2007	2008	2008	2008	2008
Adjusted EBITDA	$123.8	$102.7	$108.6	$104.0	$439.1	$121.9	$111.0	$109.3	$342.2

Less:
Depreciation and amortization	31.8	33.8	31.6	32.2	129.4	32.1	33.5	32.2	97.8
Interest expense, net	26.2	25.0	21.5	21.8	94.5	22.1	22.0	22.1	66.2
Impairment of long-lived assets	—	—	—	—	—	—	0.3	0.9	1.2
Minority interests in earnings of consolidated entities	0.3	0.5	0.7	0.2	1.7	0.5	0.6	0.5	1.6
Provision for income taxes	26.6	18.4	22.7	18.1	85.8	25.9	22.4	22.1	70.4
Loss (income) from discontinued operations	9.1	11.6	3.9	1.1	25.7	(0.5)	1.7	20.1	21.3

Net income	$29.8	$13.4	$28.2	$30.6	$102.0	$41.8	$30.5	$11.4	$83.7